Exhibit 99.A

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


          Payment Date: 15 June 2000.
          Calculation Date: 9 June 2000.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          ----------------------------------------------------------------------------------------------------------
                                              Prior Balance        Deposits         Withdrawals       Balance on
                                                                                                    Calculation Date
          ----------------------------------------------------------------------------------------------------------
                                                9-May-00                                               9-Jun-00

          Lessee Funded Account                          0.00               0.00             (0.00)            0.00
          Expense Account (note ii)              2,941,451.14      14,068,744.62    (14,993,602.04)    2,016,593.72
          Collection Account (note iii)        188,822,292.00      46,027,254.21    (35,425,794.00)  199,423,752.21
          ----------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve             40,000,000.00                                         40,000,000.00
           -  Maintenance Reserve               80,000,000.00                                         80,000,000.00
           -  Security Deposit                  38,207,374.00                                         38,396,498.00
           -  Other Collections (net
               of interim withdrawals)          30,614,918.00                                         41,027,254.21
          ----------------------------------------------------------------------------------------------------------
          Total                                191,763,743.14      60,095,998.83    (50,419,396.04)  201,440,345.93
          ----------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

          -------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (May 9, 2000)                                      2,941,451.14
          Transfer from Collection Account (previous Payment Date)                                 9,058,548.86
          Transfer from Collection Account (interim deposit)                                       5,000,000.00
          Interest Earned during period                                                               10,195.76
Payments during period between prior Calculation Date and the relevant Calculation Date:
           - Payments on previous Payment Date                                                    (4,707,211.00)
           - Other payments                                                                      (10,286,391.04)
                                                                                               ------------------
          Balance on relevant Calculation Date (June 9, 2000)                                       2,016,593.72
          -------------------------------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

          -------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (May 9, 2000)                                     188,822,292.00
          Collections during period                                                                45,976,650.02
          Swap receipts (previous Payment Date)                                                        50,604.19
          Transfer to Expense Account  (previous Payment Date)                                    (9,058,548.86)
          Transfer to Expense Account  (interim withdrawal)                                       (5,000,000.00)
          Net transfer to Lessee Funded Accounts                                                            0.00
          Aggregate Certificate Payments (previous Payment Date)                                 (21,093,568.48)
          Swap payments (previous Payment Date)                                                     (273,676.66)
                                                                                               ------------------
          Balance on relevant Calculation Date (June 9, 2000)                                     199,423,752.21
          -------------------------------------------------------------------------------------------------------

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

================================================================================
               ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
               Priority of Payments
           (i) Required Expense Amount                            12,000,000.00
          (ii) a) Class A Interest                                11,851,519.53
               b) Swap Payments                                      106,782.09
         (iii) First Collection Account Top-up                   120,000,000.00
          (iv) Minimum Hedge Payment                                       0.00
           (v) Class A Minimum Principal                                   0.00
          (vi) Class B Interest                                    1,821,390.72
         (vii) Class B Minimum Principal                                   0.00
        (viii) Class C Interest                                    2,375,979.69
          (ix) Class D Interest                                    3,580,412.50
           (x) Second Collection Account Top-up                   38,165,943.00
          (xi) Class A Principal Adjustment Amount                11,538,318.40
         (xii) Class C Scheduled Principal                                 0.00
        (xiii) Class D Scheduled Principal                                 0.00
         (xiv) Modification Payments                                       0.00
          (xv) Soft Bullet Note Step-up Interest                           0.00
         (xvi) Class E Minimum Interest                                    0.00
        (xvii) Supplemental Hedge Payment                                  0.00
       (xviii) Class B Supplemental Principal                              0.00
         (xix) Class A Supplemental Principal                              0.00
          (xx) Class D Outstanding Principal                               0.00
         (xxi) Class C Outstanding Principal                               0.00
        (xxii) Class E Supplemental Interest                               0.00
       (xxiii) Class B Outstanding Principal                               0.00
        (xxiv) Class A Outstanding Principal                               0.00
         (xxv) Class E Accrued Unpaid Interest                             0.00
        (xxvi) Class E Outstanding Principal                               0.00
       (xxvii) Charitable Trust                                            0.00
                                                               -----------------
 Total Payments with respect to Payment Date                     201,440,345.93
    Less Collection Account Top-Ups ((iii) and (x)above)        (158,165,943.00)
                                                               -----------------
                                                                  43,274,402.93
                                                               =================

================================================================================

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

 -----------------------------------------------------------------------------------------------------------------------------------
 (a)  FLOATING RATE CERTIFICATES                       A-4              A-6               A-7                A-8            Class B
      --------------------------
      Applicable LIBOR                            6.52250%         6.52250%          6.52250%           6.52250%           6.52250%
      Applicable Margin                           0.62000%         0.34000%          0.26000%           0.37500%           0.75000%
      Applicable Interest Rate                    7.14250%         6.86250%          6.78250%           6.89750%           7.27250%
      Interest Amount Payable                 1,230,097.22     3,251,495.23      3,212,267.36       4,157,659.72       1,821,390.72
      Step Up Interest Amount                         0.00             0.00              0.00               0.00               0.00

      Opening Principal Balance             200,000,000.00   550,226,585.32    550,000,000.00     700,000,000.00     290,844,058.21
      Minimum Principal Payment Amount                0.00             0.00              0.00               0.00               0.00
      Adjusted Principal Payment Amount               0.00    11,538,318.40              0.00               0.00               0.00
      Supplemental Principal Payment Amount           0.00             0.00              0.00               0.00               0.00
      Total Principal Distribution Amount             0.00    11,538,318.40              0.00               0.00               0.00
      Redemption Amount
       - amount allocable to principal                0.00             0.00              0.00               0.00               0.00
       - premium allocable to premium                 0.00             0.00              0.00               0.00               0.00
                                           -----------------------------------------------------------------------------------------
      Outstanding Principal Balance
       (June 15, 2000)                      200,000,000.00   538,688,266.92    550,000,000.00     700,000,000.00     290,844,058.21
 -----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
 (b)  FIXED RATE CERTIFICATES                       Class C          Class D
      -----------------------
      Applicable Interest Rate                      8.1500%         10.8750%
      Interest Amount Payable                  2,375,979.69     3,580,412.50

      Opening Principal Balance              349,837,500.00   395,080,000.00
      Scheduled Principal Payment Amount               0.00             0.00
      Redemption Amount                                0.00             0.00
       - amount allocable to principal                 0.00             0.00
       - amount allocable to premium                   0.00             0.00
      Actual Pool Factor                          0.9329000        0.9877000
                                             --------------   ---------------
      Outstanding Principal Balance
        (June 15, 2000)                      349,837,500.00   395,080,000.00
 ----------------------------------------------------------------------------

 Table of rescheduled Pool Factors                      n/a              n/a
   in the event of a partial redemption

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
---------------------------------------------------------------------------------------------------------------------
                                        A-4              A-6               A-7                A-8            Class B
     Applicable LIBOR              6.65125%         6.65125%          6.65125%           6.65125%           6.65125%
     Applicable Margin             0.62000%         0.34000%          0.26000%           0.37500%           0.75000%
     Applicable Interest Rate      7.27125%         6.99125%          6.91125%           7.02625%           7.40125%
---------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
     -------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                          A-4              A-6               A-7                A-8            Class B

     Opening Principal Amount        2,000.00         5,502.27          5,500.00           7,000.00           2,908.44
     Total Principal Payments            0.00           115.38              0.00               0.00               0.00
                                    -----------------------------------------------------------------------------------
     Closing Outstanding Principal
       Balance                       2,000.00         5,386.88          5,500.00           7,000.00           2,908.44

     Total Interest                     12.30            32.51             32.12              41.58              18.21
     Total Premium                       0.00             0.00              0.00               0.00               0.00
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                    Class C           Class D

     Opening Principal Amount                      3,498.38          3,950.80
     Total Principal Payments                          0.00              0.00
                                                  ----------------------------
     Outstanding Principal Balance                 3,498.38          3,950.80

     Total Interest                                   23.76             35.80
     Total Premium                                     0.00              0.00
------------------------------------------------------------------------------